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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

            ---------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                 August 20, 2003

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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            MARYLAND                       1-13232               84-1259577
---------------------------------        ------------        -------------------
  (State or other jurisdiction           (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)

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                        4582 SOUTH ULSTER STREET PARKWAY
                          SUITE 1100, DENVER, CO 80237
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            (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code                (303) 757-8101

                                 NOT APPLICABLE
            ---------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         As previously disclosed in their quarterly reports on Form 10-Q for the quarterly period ended June 30, 2003, on May 30, 2003, Apartment Investment and Management Company ("Aimco") and AIMCO Properties, L.P. (the "Aimco Operating Partnership") borrowed $250 million from a syndicate of financial institutions pursuant to a term loan (the "Term Loan"), the proceeds of which were used to pay down Aimco's revolving credit facility (the "Revolver"). The Term Loan matures in five years, is repayable at Aimco's option at any time without penalty and bears interest at an annual rate equal to LIBOR plus 2.75%. Aimco's subsidiaries, AIMCO/Bethesda Holdings, Inc. and NHP Management Company, are additional borrowers on the Term Loan, which is also guaranteed by certain subsidiaries of Aimco. The obligations under the Term Loan are secured by the equity interests in certain subsidiaries of Aimco and certain non-real estate assets. All financial covenant requirements of the Term Loan are the same as the requirements under Aimco's Revolver and its March 2002 term loan (the "Casden Loan"). A copy of the credit agreement for the Term Loan, and certain other documents entered into in connection with the Term Loan, are filed herewith as exhibits.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

              The following exhibits are filed with this report (1):

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           EXHIBIT NUMBER  DESCRIPTION
                  10.1 Term Loan Credit Agreement ("Term Loan"), dated as of May 30, 2003, by and among by and among Apartment Investment and Management Company, AIMCO Properties, L.P., AIMCO/Bethesda Holdings, Inc., NHP Management Company, each lender from time to time party to the Term Loan and Bank of America, N.A., as administrative agent.

                  10.2 Payment Guaranty (Term Loan Guarantors), dated as of May 30, 2003, by the guarantor signors thereto in favor of Bank of America, N.A. and the lenders from time to time party to the Term Loan.

                  10.3 Amended and Restated Intercreditor and Collateral Agency Agreement, dated as of May 30, 2003, by and among Bank of America, N.A. in its capacity as collateral agent and as administrative agent for the lenders on the Term Loan and the lenders on the Revolver (as defined below), Lehman Commercial Paper Inc., in its capacity as administrative agent for the lenders on the Casden Loan (as defined below), Apartment Investment and Management Company, AIMCO Properties, L.P., AIMCO/Bethesda Holdings, Inc., and NHP Management Company.

                  10.4 Second Amendment to Fifth Amended and Restated Credit Agreement (the "Revolver"), dated as of May 30, 2003, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., AIMCO/Bethesda Holdings, Inc., NHP Management Company, Bank of America, N.A., and the lenders listed therein.

                  10.5 Amended and Restated Payment Guaranty (Revolver Guarantors), dated as of May 30, 2003, by the guarantor signors thereto in favor of Bank of America, N.A. and the lenders from time to time party to the Revolver.

                  10.6 Fifth Amendment, dated as of May 30, 2003, to the Interim Credit Agreement, dated as of March 11, 2002 (as amended by the First Amendment and Waiver, dated as of June 12, 2002, the Second Amendment, dated as of August 2, 2002, the Third Amendment, dated as of February 14, 2003, and the Fourth Amendment, dated as of May 9, 2003, and as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Casden Loan"), by and among Apartment Investment and Management Company, AIMCO Properties, L.P., NHP Management Company, Lehman Commercial Paper Inc., and the lenders from time to time party thereto.

                  10.7 Form of Amended and Restated Payment Guaranty (Casden Loan Guarantors), dated as of May 30, 2003, by the guarantor signors thereto in favor of Lehman Commercial Paper Inc. and the lenders from time to time party to the Casden Loan.

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(1)  Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated: August 20, 2003

                              APARTMENT INVESTMENT AND
                              MANAGEMENT COMPANY

                              /s/ Paul J. McAuliffe
                              ----------------------------------------
                              Paul J. McAuliffe
                              Executive Vice President and
                              Chief Financial Officer